Fees Summary	Jan. 07, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,741,536,000.00
Previously Paid Amount	0.00
Total Fee Amount	240,506.13
Total Offset Amount	0.00
Net Fee	$ 240,506.13
Final Prospectus	false